                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    March 6, 2000
                                                  ------------------

                                   REMEC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              California                  0-27414                95-3814301
------------------------------    ------------------------   -------------------
       (State or Other            (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

9404 Chesapeake Drive, San Diego, California           92123
--------------------------------------------         ----------
  (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code    (619) 560-1301
                                                    -------------------

                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On March 6, 2000, REMEC, Inc. issued a press release announcing financial results for its fourth quarter ended January 31, 2000. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized, on March 7, 2000.

                                       REMEC, INC.


                                       By: /s/ MICHAEL McDONALD
                                           -------------------------------------
                                           Michael McDonald
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary


                                       3